FINANCIAL INCOME, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
FINANCIAL INCOME, NET
Bank charges and other financial expenses	$ (99)	$ (76)	$ (1)
Exchange rate gain (loss), net	23	(1,550)	1,151
Accretion of discount of marketable securities, net	1,304	547
Interest income, net	11,078	5,362	97
Financial income, net	$ 12,306	$ 4,283	$ 1,247